Exhibit 99.1


                            MATRIX SERVICE COMPANY


                           FORWARD-LOOKING STATEMENT


          This presentation contains certain forward-looking statements concerning Matrix Service Company's operations, economic performance and management's best judgment as to what may occur in the future. The actual results for the current and future periods and other corporate developments will depend upon a number of economic, competitive and other influences, many of which are beyond the control of the Company, and any one of which, or a combination of which, could materially affect the results of the Company's operations. Such forward-looking statements are subject to a number of risks and uncertainties as identified in the Company's first quarter 2001 10-Q and in the Annual Report (10-K) for the year ended May 31, 2000.

                               COMPANY TIMELINE


 .    April 1984      Founded in Tulsa, Oklahoma

 .    September 1990  Initial Public Offering

 .    October 1990    Acquired Midwest Industrial Contractors - Tulsa, Oklahoma

 .    June 1991       Acquired San Luis Tank - Paso Robles, California

 .    December 1992   Acquired Colt Construction Co. - Bellingham, Washington

 .    June 1993       Acquired Heath Engineering Co. Ltd - Sarnia, Ontario,
                     Canada

 .    March 1994      Acquired Brown Steel Contractors - Newnan, Georgia

 .    June 1997       Acquired General Services Corporation - Newark, Delaware

 .    December 1997   Matrix Agrees to Merge with ITEQ, Inc.

 .    January 1998    Merger Agreement with ITEQ, Inc. Terminated

 .    May 1998        Midwest Industrial Contractors, Inc. Closed Down

 .    March 1999      Bradley Vetal Named President & Chief Executive Officer

 .    August 1999     Brown Steel Contractors Sold to Caldwell Tanks, Inc.

 .    February 2000   Matrix Closes South American International Operations

 .    April 2000      San Luis Tank Closed Down

                               OPERATING SEGMENTS
                              PRODUCTS & SERVICES


Aboveground Storage Tank (AST) Services

     .    Tank Construction
     .    Tank Repair & Maintenance
     .    Fabrication
     .    Products
               Allentech
               Environmental Protection Services (EPS)

Plant Services

     .    Plant Maintenance
     .    Refinery/Plant Turnarounds
     .    Plant - Small Capital Projects

Construction Services

     .    Design - Build Projects
     .    Turnkey Construction Projects
     .    Capital Projects up to $30 Million

                                      MAP


     There is depicted on this page of the presentation a map of the 48 contiguous states with bullets identifying on the map the location of company operating facilities in Baypoint, California; Anaheim, California; Tulsa, Oklahoma; Houston, Texas; Temperance, Michigan; Newnan, Georgia; Bethlehem, Pennsylvania; Bristol, Pennsylvania; Newark, Delaware; and Sarnia, Ontario, Canada. The map also indicates the corporate headquarters is located in Tulsa, Oklahoma.

                                EXITED SEGMENTS


 .    Municipal Water Services

          Brown Steel Contractors, Inc.
          San Luis Tank Piping Construction Company, Inc.
          West Coast Industrial Coatings, Inc.

 .    Fluid Catalytic Cracking Units (FCCU) Services

          Midwest Industrial Contractors, Inc.

                                 CUSTOMER BASE


 .    Major Integrated Oil Companies

 .    Independent Refineries and Marketers

 .    Marketing and Pipeline Terminals

 .    Petrochemical Companies

 .    Manufacturing Plants and Facilities

 .    Power

 .    Pulp and Paper

 .    Agricultural/Fertilizer Industries

 .    Select, Non-Petroleum Industry for Construction Projects and Plant Services

                                   ALLIANCES


     Currently we have an alliance, of some degree, with each of the following companies:

     .    Amoco/British Petroleum  .  Koch

     .    Arco                     .  Marathon-Ashland

     .    Chevron                  .  Sun

     .    Colonial Pipeline        .  Shell-Texaco

     These alliances allow us to:

          Reduce financial risk
          Maintain base work load
          Improve profitability

                        RESTRUCTURED PETROLEUM INDUSTRY


 .    Consolidation of Downstream Facilities

 .    Major Personnel Reduction through Staff Cutbacks, Early Retirement, and
     Attrition

 .    Reduction in Number of Plant Contractors

 .    Alliances

 .    Modification & Repair Work Being Outsourced

 .    Outsourcing Day-to-Day In-Plant Maintenance through Multi-Year Contracts

 .    Demand for Suppliers to have Strong Safety Program with Drug Free, Safety
     Certified Employees

 .    Increased Demand for Storage Capacity

                             COMPETITIVE ADVANTAGES


 .    Broad Geographic, Operational & Fabrication Base

 .    Commitment to Safety with Established Training Programs & Safety
     Professionals in all Locations

 .    Professional Engineering & Quality Assurance Personnel Augmenting Reduction
     in Staff of Customer Base

 .    Company Wide Drug/Alcohol Testing Programs

 .    Full-Service Provider

 .    Reputation and Repeat Business

 .    Strong Financial Condition

                                  COMPETITION


 .    Tank Repair/Maintenance and Products

        National/International Companies
          (Chicago Bridge & Iron/Pitt-Des Moines, Inc.)

        Small Local or Regional Companies
          (Tanco, Tarsco, HMT, Consolidated)

 .    Tank Construction

        National/International Companies
          (Chicago Bridge & Iron/Pitt-Des Moines, Inc.)

        Small Local or Regional Companies
          (Pasadena, Tanco, Fisher)

 .    Refinery Maintenance

        (Brown & Root, Fluor, Jacobs Engineering, Timec)

 .    Specialty Construction

          (Fluor, Foster Wheeler, Brown & Root, Bechtel, Chicago Bridge & Iron and Smaller Regional Providers)

                           OBJECTIVES AND STRATEGIES


Long-Term Objectives
--------------------

 .    Grow Matrix to a $400 Million Company within 4 to 5 Years

 .    Achieve a Pre-Tax Profit Margin of 7%

Strategies
----------

 .    Maintain Emphasis on Margins

 .    Implement Strategic Growth Plans for Each Segment

          Expand Plant Services Geographically

          Increase Market Share for Construction Services

          Increase Market Share for Tank Construction

          Growth with the Market for Tank Repair & Maintenance

          Focus Construction Services on Capital Spending of Core Client Base

          Aggressively Pursue Opportunities in Energy Sector

 .    Pursue Strategic Acquisitions Which Complement Core Businesses

 .    Train and Recruit Personnel to Facilitate Internal Growth

 .    Continue Process/Procedure Standardization and Cost Reduction

 .    Evaluate All Strategic Alternatives to Enhance Shareholder Value

                               OPERATING RESULTS

($ in 000's except per share data)            Year Ended May 31, 2000
----------------------------------------------------------------------------
                                         AST     Construction       Plant
                                      Services     Services       Services
----------------------------------------------------------------------------
Gross revenues                        $131,900       $  9,300       $ 34,300
Less Inter-segment revenues               (100)           -0-            -0-
Consolidated revenues                  131,800          9,300         34,300
Gross profit                            17,400           (500)         3,200
Operating income (loss)                  8,000         (1,800)         1,300
Pre-tax income (loss)                    8,000         (1,500)         1,300
Net income                               7,400         (1,500)         1,300
----------------------------------------------------------------------------
                                        Total       Exited (1)     Total
                                                    Operations  Consolidated
----------------------------------------------------------------------------
Gross revenues                        $175,500       $ 19,100       $194,600
Less Inter-segment revenues               (100)          (700)          (800)
Consolidated revenues                  175,400         18,400        193,800
Gross profit                            20,100            400         20,500
Operating income (loss)                  7,500           (700)         6,800
Pre-tax income (loss)                    7,800           (600)         7,200
Net income                               7,200           (600)         6,600
EPS Fully Diluted (Tax Effected at                                       0.5
38%)
($ in 000's except per share data)            Year Ended May 31, 1999
----------------------------------------------------------------------------
                                        AST        Construction      Plant
                                      Services       Services       Services
----------------------------------------------------------------------------
Gross revenues                        $117,600       $ 23,300       $ 29,900
Less Inter-segment revenues             (5,000)          (400)           -0-
Consolidated revenues                  112,600         22,900         29,900
Gross profit                            12,900           (200)         3,800
Operating income (loss)                  3,900         (1,500)         1,800
Pre-tax income (loss)                    3,400         (1,600)         1,700
Net income                               3,400         (1,600)         1,700
----------------------------------------------------------------------------
                                       Total       Exited (1)      Total
                                                   Operations   Consolidated
----------------------------------------------------------------------------
Gross revenues                        $170,800       $ 46,500       $217,300
Less Inter-segment revenues             (5,400)          (900)        (6,300)
Consolidated revenues                  165,400         45,600        211,000
Gross profit                            16,500         (2,500)        14,000
Operating income (loss)                  4,200        (15,700)       (11,500)
Pre-tax income (loss)                    3,500        (16,100)       (12,600)
Net income                               3,500        (16,100)       (12,600)
EPS Fully Diluted (Tax Effected at                                     (0.83)
 38%)

(1) Exited Operations include Municipal Water Services and Fluid Catalytic Cracking Units (FCCU)

                                 BALANCE SHEET

                                     May 31, 2000
            ASSETS (000's)                        LIABILITIES & EQUITY (000's)
-----------------------------------------------------------------------------------
Total current assets               $42,777    Current liabilities           $23,403
Property, plant & equipment         41,498    Long-term debt                     --
Less accumulated depreciation       20,211    Total stockholders' equity     54,903
                                   -------                                  -------

Net                                 21,287

Non-compete agreements and          11,660
 goodwill

Other assets                         2,582
                                   -------

Total assets                       $78,306    Total liabilities and         $78,306
                                   =======    stockholders' equity          =======


                                 FREE CASH FLOW



----------------------------------------------------
                                 Twelve Months Ended
                                       May 31,
($000's)                            2000       1999
----------------------------------------------------
Net income                        $ 6,616   $(12,612)

Tax expense                           580          -

Interest expense - net                291        678

Depreciation                        3,410      4,047

Amortization                          484        670

Non-cash writeoff of
 restructuring, impairment and
 abandonment costs                      -      6,344
                                  -------   --------
EBITDA                            $11,381   $   (873)

Capital spending                   (6,316)    (5,379)
                                  -------   --------

                             FIRST QUARTER RESULTS

($ in 000's except per share data)      Three Months Ended August 31, 2000
----------------------------------------------------------------------------
                                         AST      Construction       Plant
                                      Services      Services        Services
----------------------------------------------------------------------------
Gross revenues                         $31,400        $ 3,700        $ 3,500
Less Inter-segment revenues               (700)           -0-            -0-
Consolidated revenues                   30,700          3,700          3,500
Gross profit                             3,900            100            -0-
Operating income (loss)                  1,000           (300)          (500)
Pre-tax income (loss)                    1,000           (400)          (500)
Net income                                 700           (300)          (300)
----------------------------------------------------------------------------
                                       Total        Exited (1)     Total
                                                    Operations  Consolidated
----------------------------------------------------------------------------
Gross revenues                         $38,600            -0-        $38,600
Less Inter-segment revenues               (700)           -0-           (700)
Consolidated revenues                   37,900            -0-         37,900
Gross profit                             4,000           (200)         3,800
Operating income (loss)                    200           (100)           100
Pre-tax income (loss)                      100           (100)           -0-
Net income                                 100           (100)           -0-
EPS Fully Diluted (Tax Effected at                                         0
 38%)
($ in 000's except per share data)      Three Months Ended August 31, 1999
----------------------------------------------------------------------------
                                         AST      Construction       Plant
                                      Services      Services        Services
----------------------------------------------------------------------------
Gross revenues                         $26,500        $ 1,500        $ 8,900
Less Inter-segment revenues               (100)           -0-            -0-
Consolidated revenues                   26,400          1,500          8,900
Gross profit                             4,500           (100)           900
Operating income (loss)                  2,300           (500)           400
Pre-tax income (loss)                    2,200           (500)           400
Net income                               2,200           (500)           400
----------------------------------------------------------------------------
                                        Total       Exited (1)     Total
                                                    Operations  Consolidated
----------------------------------------------------------------------------
Gross revenues                         $36,900        $10,900        $47,800
Less Inter-segment revenues               (100)          (200)          (300)
Consolidated revenues                   36,800         10,700         47,500
Gross profit                             5,300            500          5,800
Operating income (loss)                  2,200           (100)         2,100
Pre-tax income (loss)                    2,100           (100)         2,000
Net income                               2,100           (100)         2,000
EPS Fully Diluted (Tax Effected at                                      0.14
38%)

(1) Exited Operations include Municipal Water Services and Fluid Catalytic Cracking Units (FCCU)

                               SHARE INFORMATION

            Common Stock Outstanding (5/31/1998) - 9,600,232 Shares Common Stock Outstanding (10/9/2000) - 8,618,766 Shares


Shares Repurchase Program
-------------------------

                                  Shares             Average
                                Repurchase            Price
    Date                            d
---------------------           ------------        ---------
August, 1998                         142,000        $    6.93

March, 1999                          397,000        $    3.55

May, 1999                            165,200        $    3.88

November, 1999                        88,000        $    4.16

March, 2000                          200,000        $    4.94

June, 2000                            50,000        $    4.94

August, 2000                          58,000        $    4.75
                                ------------
          Total                    1,100,200

     Average Price                     $4.46

Shares and Options Held by Senior Management and Directors (12 individuals)
---------------------------------------------------------------------------

                                 October 1, 2000
                         --------------------------------
                              Shares            Options
                          --------------      -----------
Brad Vetal                        26,818          205,000

Michael J. Hall                   35,000          100,000

Others                            57,695          303,400
                          --------------      -----------
          Total                  119,513          608,400